Exhibit 10.2

SERVICES AGREEMENT

This Services Agreement (the “Agreement”) is made on _____ of ____________ 2021.

BETWEEN:-

(1)	Name of Customer (UEN: ___________), incorporated and registered in Singapore whose registered office is at Customer Address_______________________ (hereinafter referred to as “Client”)

(2)	REPUBLIC POWER PTE LTD (UEN No. 201500006G), a company incorporated in Singapore, having its registered address at 158 Kallang Way #06-08 Performance Building Singapore (349245) (hereinafter referred to as “Service Provider”)

(hereinafter collectively referred to as “Parties” and individually referred to as “Party”.)

IT IS HEREBY AGREED AS FOLLOWS

Commencement and Duration

1.	The Services Agreement commences on ______________ and will continue for ___ years.

Scope of Services

2.	During the Engagement, the Service Provider will provide the Services with reasonable care and skill and in accordance with this Agreement

3.	The Service Provider shall provide the client with the Scope of Work described in Schedule 1.

4.	All Intellectual Property or proprietary rights of any nature whatsoever, including without limitation, source code, copyrights, trade or service marks, trade names, brand names, patents, patent applications, trade secrets made, developed, conceived, reduced to practice, fixed in any tangible medium of expression, or created independently by Service Provider, without any contribution from the Client will be the sole and exclusive property of the Service Provider. The Service Provider hereby grants the Client the right to use the Service Provider’s intellectual property in accordance to the Fees (“License Fee”) in the Schedule.

Fees

5.	The Client will pay to the Service Provider in consideration of the provision of the Services the fee set out in the Schedule 1.

6.	The above charges exclude GST.

Termination

7.	The Client shall not be entitled to terminate this Agreement before the term. In the event of termination, the Service fee for the entire term remains payable and is not refundable.

No Warranty

8.	The Client agrees that the Service Provider makes no implications, warranties, promises, representations or guarantees whatsoever about the results and outcome of the Services provided.

Confidentiality

9.	The Service Provider shall keep confidential and procure their respective employees, agents servants and independent contractors appointed by them to keep confidential any Confidential Information disclosed by the Client and shall not use of disclose it to any person or use it for its own benefit, except for purposes of this Agreement.

Entire Agreement

10.	The parties agree that this Agreement constitutes the entire agreement between them relating to the Engagement and supersedes all previous agreements, understandings and arrangements between them, whether in writing or oral in respect of its subject matter.

11.	Each party acknowledges that it has not entered into this Agreement in reliance on, and shall have no remedies in respect of, any representation or warranty that is not expressly set out in this Agreement. No party shall have any claim for innocent or negligent misrepresentation on the basis of any statement in this Agreement.

12.	Nothing in this Agreement purports to limit or exclude any liability for fraud.

Governing Law and Dispute Resolution

13.	The Agreement shall be governed by and construed in accordance with the laws of Singapore and the parties agree to submit to the exclusive jurisdiction of the Singapore courts.

IN WITNESS WHEREOF the Parties have hereunto set their hands the day and the year first above written.

SIGNED BY	)
)
For and on behalf of	)
REPUBLIC POWER PTE LTD	)
In the presence of:	)

Signature of witness
Name of witness:

SIGNED BY	)
)
For and on behalf of	)
Name of Customer	)
In the presence of:	)

Signature of witness
Name of witness:

THE SCHEDULE

This Schedule describes the services to be performed by the Service Provider on the terms and conditions of this Agreement (the Services); the fee payable by the Company in respect of those Services (the Fee); and the basis on which the Service Provider is to invoice the Company in respect of the Fee.

Scope of Services

Key Performance Indicator

[Please describe]

Term

_____ months

Fee

Non refundable deposit fee SGD ____ for ________________

Progress payment:

___% upon ______________

___% upon ______________

___% upon ______________

License Fees SGD ___________ per month